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                                                           Exhibit 10.10

                                  SECOND
                           AMENDED AND RESTATED
                       REGISTRATION RIGHTS AGREEMENT

     THIS SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of February 2, 1996, by and among Princeton Video Image, Inc. (the "Company"), a New Jersey corporation, and each of the Persons who are named in Schedule A to this Agreement, as amended from time to time (collectively, the "Investors").

                         PRELIMINARY STATEMENTS

    A. The Company and certain of the Investors (the "New Investors") have entered into those certain Subscription Agreements, of even date herewith (collectively, the "Subscription Agreements"), pursuant to which the New Investors have acquired shares of Common Stock.

    B. The Company and certain of the Investors (the "Previous Investors") are parties to that certain Amended and Restated Registration Rights Agreement (the "Previous Amended and Restated Registration Rights
Agreement"), dated as of July 20, 1994.

    C. In connection with their purchase of Common Stock pursuant to the Subscription Agreements, the New Investors have requested that the Company grant them demand registration rights on the terms and conditions set forth in Section 2 of this Agreement.

    D. The Company has determined that it is advisable and in the Company's best interest to grant all of the Investors demand registration rights on the terms and conditions set forth in Section 2 of this agreement and has agreed to do so.

    E. Pursuant to Section 11.2 of the Previous Amended and Restated Registration Rights Agreement, the Previous Amended and Restated Registration Rights Agreement is being amended to the extent set forth herein. This Agreement restates the Previous Amended and Restated Registration rights agreement, as so amended, in its entirety.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

    1. Definitions. Unless the context otherwise requires, the terms defined in this Section 1 shall have the meanings herein specified for all purposes of this agreement, applicable to both the singular and plural forms of any of the terms herein defined. Terms defined in the Preliminary Statements shall have the meanings assigned to such terms therein.

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    "Agreement" means this Second Amended and Restated Registration Rights
Agreement.

    "Board" means the Board of Directors of the Company.

    "Common Stock" means the common stock, no par value, of the Company.

    "Commission" means the United States Securities and Exchange Commission.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Holder" means the record or beneficial owner of any Registrable Security.

    "Holders of a Majority of the Registrable Securities" means the Person or Persons who are the Holders of greater than 50% of the shares of Registrable Securities then outstanding.

    "IPO" means the Company's initial public offering of shares of Common Stock pursuant to an effective registration statement under the Securities Act.

    "Person" includes any natural person, corporation, trust, association, company, partnership, joint venture and other entity and any government, governmental agency, instrumentality or political subdivision.

    The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

    "Registrable Securities" means (1) all Common Stock purchased or otherwise acquired by the Investors, as listed on Schedule A hereto, (2) all Common Stock issued or issuable upon exercise of the Warrants by the Investors, as listed on Schedule A hereto, and (3) any securities issued or issuable with respect to the Common Stock referred to in clauses (1) and (2) above by way of a stock dividend or stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization; provided, however, that such shares of Common Stock shall only be treated as Registrable Securities if and so long as they (i) have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction; (ii) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale and the seller and purchaser of such Common Stock receive an opinion of

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counsel for the Company, which shall be in form and content reasonably satisfactory to the seller and buyer and their respective counsel, to the effect that such Common Stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction; or (iii) can not be sold in any three month period (or any other relevant period under any amendment to Rule 144 made subsequent to the date hereof) pursuant to Rule 144.

    "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act or any similar successor rule.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Warrants" means any and all warrants or options issued by the Company to the Investors which are exercisable for the purchase of Common Stock.

    2.   Demand Registration Rights.

         2.1  Grant of Demand Registration Rights.

              2.1.1. Subject to the terms of this Agreement, at any time following the effective date of the registration statement filed by the Company in connection with the IPO, if any, the Holder or Holders (the "Requesting Holder" or "Requesting Holders," as the case may be) of at least One Hundred Thousand (100,000) shares of Registrable Securities shall be entitled to request registration under the Securities Act of at least such number of the shares of Registrable Securities then held by them, on Form S-3 or any similar short-form registration; provided, however, that the Company shall not be required to file a registration statement pursuant to such request until such short-form registration is available to the Company; provided, further, that the Holders shall be entitled to request registration under this Section 2 only if, on the date of any such request, the shares of Registrable Securities for which registration is requested constitutes at least two percent (2%) of the shares of Common Stock, as calculated on a fully diluted basis. Each such request for registration must specify the number of Registrable Securities requested to be registered, the anticipated price per share for such offering and whether such registration is to be in the form of an underwritten offering.

              2.1.2. Within ten (10) days after receipt of any request for registration by the Requesting Holder or Requesting Holders, as the case may be, pursuant to Section 2.1.1., the Company shall given written notice of such requested registration to all other Holders of Registrable Securities and will use its best efforts to cause to be included in such registration all Registrable Securities with respect to which the Company has received written requests for such inclusion not later than thirty (30) days after such other Holders' receipt of the Company's

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notice.  All registrations referred to in this Section 2 shall be referred to as ""Demand Registrations.'' If the number of Registrable Securities to be offered in a Demand Registration is restricted, the number of shares to be included in such offering shall be determined pursuant to the provisions of
Section 2.3 or Section 2.4, as the case may be.

         2.2 Selection of Underwriter(s). If the Requesting Holder or Requesting Holders, as the case may be, elect to have the offering of Registrable Securities pursuant to a Demand Registration be in the form of an underwritten offering, the Company shall select and obtain the investment banker or investment bankers and manager or managers that will administer the offering.

         2.3 Priority on Underwritten Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the company in writing that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities that can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration the number of Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold without adversely affecting the marketability of the offering, allocated in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by such Holders at the time of filing the registration statement. If all of the Registrable Securities requested to be included in a Demand Registration have been included, the Company shall be entitled to include that number of of shares of its unissued Common Stock or other securities as are consented to by the managing underwriter.

         2.4 Priority on Non-Underwritten Demand Registration. In the event a Demand Registration is not an underwritten offering, then if the Company has delivered a certificate to the Holders of the Registrable Securities stating that the Board, acting in good faith, has concluded that the number of Registrable Securities requested to be included in such offering exceeds the number of Registrable Securities that can be sold therein without materially adversely affecting the trading markets for the Common Stock and setting forth a brief statement of the basis for such conclusion, the Company will include in such registration the number of Registrable Securities requested to be included that, in the opinion of the Board, can be sold without materially adversely affecting the trading markets for the Common Stock, allocated in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by such Holders at the time of filing the registration statement. If all of the Registrable Securities requested to be included in a Demand Registration have been included, the Company shall be entitled to include in the offering up to the maximum number of shares of its unissued Common Stock or other securities that may be included without adversely affecting the marketability of the offering, as determined by the Board, acting in good faith.

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         2.5  Limitations on Demand Registration. Notwithstanding any other provision in this Agreement, the Company shall not be required to effect any Demand Registration (i) during the twelve (12) consecutive months following the effective date of the registration statement filed in connection with (A) any previous Demand Registration, or (B) any previous registration in which the holders of Registrable Securities were given piggyback rights pursuant to this Agreement; or (ii) at any time when another registration statement (other than on Form S-8) of the company (A) is reasonably foreseen by the Board to be filed with the Commission within thirty (30) days after the date of request for Demand Registration, (B) has been filed and not yet become effective, or (C) has become effective less than six (6) months prior to the date of the request for Demand Registration.

         2.6 Postponement of Demand Registration by the Company. The Company may postpone for up to 180 days the filing of a registration statement for a Demand Registration if the Company has delivered a certificate to the Holders of the Registrable Securities stating that the Board, acting in good faith, has determined that pursuance of such Demand Registration would be seriously detrimental to the Company and its shareholders; provided, however, that in the event of any such postponement, the Requesting Holder or Requesting Holders, as the case may be, shall be entitled to withdraw the request for such Demand Registration and, if such request is withdrawn, such request shall not count as a Demand Registration hereunder; and provided, further, that the Company may not exercise its rights under this Section 2.6 more than once in any twelve-month period.

         2.7 Special Audits. Notwithstanding any other provision of this Agreement, the Company shall not be required to undergo or pay for any special audit to effect any registration statement pursuant to Section 2, and if such a special audit would be required in order to file or effect a registration statement hereunder, the Company shall be entitled to delay the filing or effectiveness of such registration statement until a reasonable period of time following completion of such audit in the ordinary course of the Company's business; provided, however, that the Company shall not be entitled to delay the filing or effectiveness of such registration statement if the Holders who have requested registration of Registrable Securities, or any of them, shall agree to pay for the cost of such audit.

    3.  Piggyback Registrations Rights.

         3.1 Grant of Piggyback Registration Rights. Subject to the terms of this Agreement, at any time following the IPO at which the Company shall determine to file a registration statement under the Securities Act (other than on Forms S-4, S-8 or a registration statement on Form S-1 covering solely an employee benefit plan) in connection with the proposed offer and sale for money of any of its

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securities for its own account, the Company agrees promptly to give written notice of its determination to all Holders. Upon the written request of a Holder given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to use its best efforts to cause all such Registrable Securities, the Holders of which have so requested registration thereof, to be included in such registration statement and registered under the Securities Act, all to the extent requisite to permit the sale or other disposition of the Registrable Securities to be so registered. All registrations of Registrable Securities referred to in this
Section 3 may be referred to as "Piggyback Registrations."

         3.2 Underwritten Piggyback Registration. If the registration of which the Company gives written notice pursuant to Section 3.1 is for a public offering involving an underwriting, the Company agrees to so advise the Holders as a part of its written notice.

         3.3 Priority on Piggyback Registration. Notwithstanding any other provision of this Section 3, if the managing underwriter of a Piggyback Registration that is an underwritten distribution advises the Company and the Holders participating in such Piggyback Registration in writing that, in its good faith judgment, the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering without adversely affecting the marketability of the offering, then
(i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering, and (ii) such reduced number of shares shall be allocated among all participating Holders, in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by such Holders at the time of filing the registration statement; provided, however, that, in all events, the shares to be issued by the Company shall have priority over the shares of Registrable Securities requested to be registered.

    4. Registration Procedures. If and as often as the Company is required by the provisions of Section 2 or Section 3 hereof to include shares of Registrable Securities held by various Holders in a registration statement filed under the Securities Act, the Company, at its expense and as expeditiously as possible, agrees to:

         4.1 Registration Statement; Period of Effectiveness. In accordance with the Securities Act and all applicable rules and regulations, prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for a period of ninety (90) days (or, if such registration

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statement has been filed on Form S-3, for a period of one (1) year) and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus contained therein as may be necessary to keep such registration statement effective and such registration statement and prospectus accurate and complete during such period of time;

         4.2 Underwriting Agreement. If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter of the public offering and the Company;

         4.3 Copies of Registration Statement, Prospectus, Other Documents. Furnish to the Holders of Registrable Securities participating in such registration and to the underwriters of the securities being registered such number of copies of the registration statement and each amendment and supplement thereto, preliminary prospectus, final prospectus and such other documents as such underwriters and Holders may reasonably request in order to facilitate the public offering of such securities;

         4.4 Blue Sky Qualification. Use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as such participating Holders and underwriters may reasonably request within twenty (20) days prior to the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified, or to subject itself to taxation in any such jurisdiction;

         4.5 Notification of Effectiveness and Filing. Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such registration statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

         4.6 Preparation of Amendments and Supplements at Holders' Request. Prepare and file with the Commission, promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for such Holders, is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders;

         4.7 Correction of Statements or Omissions. Prepare and file promptly with the Commission, and promptly notify such Holders of the filing of, such amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event has occurred as the result of which any

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such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         4.8 Amendment of or Supplement to Non-Complying Registration Statement or Prospectus. In case any of such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such registration statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

         4.9 Stop Orders, Proceedings. Advise such Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; and

         4.10 Inspection. Make available for inspection upon request by any Holder covered by such registration statement, by any managing underwriter of any distribution to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

    5. Expenses. Except as set forth in Section 2.7, with respect to each inclusion of shares of Registrable Securities in a registration statement pursuant to Section 2 or Section 3 hereof, the Company agrees to bear all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith; provided, however, that the Holders participating in any such registration agree to bear their pro rata share of any applicable underwriting discount and commissions. The fees, costs and expenses of registration to be borne as provided in the preceding sentence shall include, without limitation, all registration, filing, listing, and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursement of counsel for the underwriter or underwriters, if any, of the securities to be offered (if the Company and/or selling Holders who have requested registration of their Registrable Securities are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any

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jurisdictions in which such securities are to be registered or qualified, reasonable fees and disbursements of one firm of counsel for the Holders who have requested registration of their Registrable Securities, to be selected by the Holders of a majority of the shares of Registrable Securities to be included in such registration, and the premiums and other costs of policies of insurance against liability arising out of such public offering.

    6. Underwriting Agreements. In the event any Demand Registration or Piggyback Registration under this Agreement is an underwritten offering, the right of any Holder to participate therein, and the inclusion of such Holder's Registrable Securities therein, shall be subject to such Holder's agreeing to enter into, together with the Company, an underwriting agreement with the underwriter or underwriters selected by the Company for such underwriting.

    7.   Indemnification.

         7.1 Indemnification by Company. The Company hereby agrees to indemnify and hold harmless each Holder of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement from and against, and agrees to reimburse such Holder with respect to, any and all claims, actions (actual or threatened), demands, losses, damages, liabilities, costs or expenses to which such Holder may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof.

         7.2 Indemnification by Holders. Each Holder of shares of Registrable Securities which are included in a registration statement pursuant to the provisions of this Agreement hereby agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers, directors, legal counsel and accountants and each Person who controls the Company within the meaning of the Securities Act, from and against, and agrees to reimburse the Company, its officers, directors, legal counsel, accountants and controlling Persons with respect to, any and all claims actions,

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demands, losses, damages, liabilities, costs or expenses to which the
Company, its officers, directors, legal counsel, accountants or such controlling Persons may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses are caused by any untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or are caused by the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof. Notwithstanding the foregoing, no Holder shall be obligated hereunder to pay more than the net proceeds realized by it upon its sale of Registrable Securities included in such registration statement.

         7.3 Indemnification Procedure. Promptly after receipt by a party indemnified pursuant to the provisions of Section 7.1 or Section 7.2 of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim therefor is to be made against the indemnifying party pursuant to Section 7.1 or Section 7.2, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying party from liability under this Section 7 unless such indemnifying party is prejudiced by such omission. In case any action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying parties similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party, and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party of parties shall have the right to select separate counsel (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties). Upon the permitted assumption by the indemnifying party of the defense of such action, and approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under Section 7.1 or Section
7.2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof (other than reasonable costs of investigation) unless: (i) the indemnified party shall have employed separate counsel in

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connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence; (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time; (iii) the indemnifying party and its counsel do not actively and vigorously pursue the defense of such action; or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party, and no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim or litigation.

         7.4  Contribution.

              7.4.1     If the indemnification provided for in Section 7.1 or
Section 7.2 is held by a court of competent jurisdiction to be unavailable to a party to be indemnified with respect to any claims, actions, demands, losses, damages, liabilities, costs or expenses referred to therein, then each indemnifying party under any such Section, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party as a result of such claims, actions, demands, losses, damages, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such claims, actions, demands, losses, damages, liabilities, costs or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 7.4 shall be limited to an amount equal to the per share public offering price (less any underwriting discount and commissions) multiplied by the number of shares of Registrable Securities sold by such Holder pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which such Holder has otherwise been required to pay in respect of such claim, action, demand, loss, damage, liability, cost or expense or any substantially similar claim, action, demand, loss, damage, liability, cost or expense arising from the sale of such Registrable Securities).

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              7.4.2     No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 7.4 from any person who was not guilty of such fraudulent misrepresentation.

    8. Reporting Requirements Under the Exchange Act. When it is first legally required to do so, the Company agrees to register its Common Stock under Section 12 of the Exchange Act and agrees to keep effective such registration and to file timely such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act.
 From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company agrees to file timely (whether or not it shall then be required to do so) such information, documents and reports as the Commission may require or prescribe under
Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company forthwith upon request agrees to furnish to any Holder:

           (i) A written statement by the Company that it has complied with such reporting requirements;

          (ii) A copy of the most recent annual or quarterly report of the Company; and

         (iii) Such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Securities without registration under the Securities Act.

    The Company acknowledges and agrees that the purposes of the requirements contained in this Section 8 are (i) to enable any such Holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon rule 144 (or any other similar exemptive provision), and (ii) to qualify the Company for the use of registration statements on Form S-3.
In addition, the Company agrees to take such other measures and file such other information, documents and reports, as shall be required of it hereafter by the Commission as a condition to the availability of Rule 144 (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

    9. Shareholder Information. The Company may request each Holder of Registrable Securities as to which any registration is

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

sought to be effected pursuant to this Agreement to furnish the Company with such information with respect to such Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith, and each Holder as to which any registration is sought to be effected pursuant to this Agreement agrees to furnish the Company with such information.

    10. Additional Registration Rights. The Company, at its discretion, may grant registration rights, pari passu with the rights granted in Section 2 and Section 3 of this Agreement, to persons who become holders of other securities of the Company subsequent to the date of this Agreement, and shall not be obligated to seek or obtain the consent of the Investors in order to do so.

    11. Forms. All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

    12. Standstill. Each Investor and the Company agrees not to sell or otherwise transfer or dispose (including sales pursuant to Rule 144) of any Registrable Securities or other equity securities of the Company held by such Investor for a period commencing 7 days prior to and ending 120 days following the effective date of any registration statement pertaining to any Demand Registration, Piggyback Registration or any other registration by the Company, except with respect to any shares of Registrable Securities and other equity securities of the Company included in such registration. Each Investor, if requested by the Company and an underwriter of Common Stock or other equity securities of the Company, if any, shall enter into an agreement pursuant to which they shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other equity securities of the Company held by such Investor for a specified period of time (not to exceed 120 days) following the effective date of a registration statement pertaining to the Common Stock or other equity securities of the Company. Such agreement shall be in writing in a form satisfactory to the Company and any such underwriter. The Company may impose transfer instructions with respect to the Registrable Shares or other equity securities subject to the foregoing restriction until the end of the standstill period.

    13.  Miscellaneous; Termination of Rights.

         13.1 Termination. The rights of each of Presencia en Medios, S.A. de C.V. ("Presencia"), Allen & Company Incorporated

("Allen"), Forschner Enterprises, Inc. ("Forschner"), Zeke Investment Partners ("Zeke") and Blockbuster Entertainment Corporation ("Blockbuster") set forth in Sections 2, 3, 4, 5 and 8 of this Agreement shall terminate after a public offering by the Company if any of Presencia, Allen, Forschner, Zeke or Blockbuster, as the case may be, owns less than two percent (2%) of the Common Stock (calculated on a fully diluted basis). If not previously terminated, the rights of each of Presencia, Allen, Forschner, Zeke and Blockbuster and, in any event, the rights of each other Investor set forth in Sections 2, 3, 4, 5 and 8 of this Agreement shall terminate on August 25, 1999.

         13.2 Waivers and Amendments.

              13.2.1 With the written consent of the Holders of a Majority of the Registrable Securities, the obligations of the Company to the Investors and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder or thereunder of the Investors and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of all of the Holders; and provided, further, that, without the consent of any of the Holders, the Company may, from time to time, amend this Agreement in any manner that, viewed in its entirety, is ameliorative of, or provides all of the Holders with rights that are superior to or of greater benefit to such Holders than, the rights that such Holders hold prior to the date of any such amendment. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give prompt written notice thereof to the Holders who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this
Section 13.2. Specifically, but without limiting the generality of the foregoing, the failure of any Investor at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of any such Investor at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

              13.2.2. Notwithstanding the foregoing and without the consent of any other Holders, the rights and obligations of any Holder under this Agreement may be transferred to any transferee to whom Registrable Securities are transferred; provided, however, that: (i) such transfers are in compliance with all other documents and agreements between the Company and the Holder making such transfer; (ii) the Holder making such transfer provides the Company with written notice of the transfer of such Registrable Securities at or prior to such transfer, advising the Company of the name and address of the proposed transferee and identifying the securities to be transferred; and (iii) such proposed transferee agrees in writing to be bound by all of the provisions of this Agreement. In such event, such transferee shall be added to Schedule A and become an Investor under this Agreement.

         13.3 Effect of Waiver or Amendment. Each Investor acknowledges that by operation of Section 13.2 the Holders of a Majority of the Registrable Securities will, subject to the limitations contained in such Section 13.2, have the right and power to diminish or eliminate certain rights of all of the Investors under this Agreement.

         13.4 Rights of Investors Inter Se. Each Investor shall have the absolute right to exercise or refrain from exercising any right or rights which such Investor may have by reason of this Agreement, including, without limitation, the right to consent to the waiver of any obligation of the Company under this Agreement and to enter into an agreement with the Company for the purpose of modifying this Agreement or any agreement effecting any such modification, and such Investor shall not incur any liability to any other Investor with respect to exercising or refraining from exercising any such right or rights.

         13.5 Notices. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail,

              13.5.1 If to any Investor, addressed to such Investor at its last known address set forth on the Company's corporate records, or at such other address as such Investor may specify by written notice to the Company; or

              13.5.2 If to the Company at 47 Hulfish Street, Suite 500, Princeton, New Jersey 08542, Attention: President, or at such other address as the Company may specify by written notice to the Investors.

    Each such notice, request, consent and other communication shall, for all purposes of the Agreement, be treated as being effective or having been given when delivered, if delivered personally, or, if sent by mail, at the earlier of its actual receipt of three (3) days after the same has been deposited in a regularly maintained receptacle for the deposit of U.S. mail, addressed and postage prepaid as aforesaid.

         13.6 Severability. Should any one or more of the provisions of this Agreement or of any agreement entered into pursuant to this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement and of each other agreement entered into pursuant to this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         13.7 Parties in Interest. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, whether so expressed or not and, in particular, shall be binding upon and inure to the benefit of and be enforceable by the Holder or Holders at the time of any of the Registrable Securities. Subject to the immediately preceding sentence, this Agreement shall not run to the benefit of or be enforceable by any Person other than a party to this Agreement and its successors and assigns.

         13.8 Headings. The headings of the sections, subsections and paragraphs of this Agreement have been inserted for convenience of reference only and do not constitute a part of this Agreement.

         13.9 Choice of Law. It is the intention of the parties that the internal substantive laws, without regard to the laws of conflicts, of the State of New Jersey should govern the enforceability and validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties.

         13.10 Consent to Jurisdiction. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any New Jersey State or Federal court sitting in the State of New Jersey, for any action or proceeding arising out of or related to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of any such action or proceeding may be heard and determined in New Jersey State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding.

         13.11 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings of the parties relating to the subject matter hereof, including without limitation the Previous Amended and Restated Registration Rights Agreement. All such agreements shall terminate and be of no further force or effect.

         13.12 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Second Amended and Restated Registration Rights Agreement to be executed personally or by a duly authorized representative thereof as of the day and year first above written.

                                       BY THE COMPANY:

                                       PRINCETON VIDEO IMAGE, INC.

                                       By:  /s/ Brown F. Williams
                                       ----------------------------
                                       Name:  Brown F. Williams
                                       Title: President


                                       BY THE INVESTOR:


                                       -----------------------------
                                       Name of Investor (please print)


                                       ------------------------------
                                       Signature

                                       If the Investor is not a natural person, please complete the following:

                                       Signer's Name:
                                                      -----------------
                                       Signer's Title:
                                                      ------------------

                                   AMENDMENT NO. 1
                                          TO
                             SECOND AMENDED AND RESTATED
                            REGISTRATION RIGHTS AGREEMENT


    THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of October 20, 1997, by and among Princeton Video Image, Inc. (the "Company"), a corporation organized and existing under the laws of the State of New Jersey, and each of the persons named in Schedule A to this Amendment, as amended from time to time (collectively, the "Investors").

                                PRELIMINARY STATEMENTS

    A. The Company and the Investors are parties to that certain Second Amended and Restated Registration Rights Agreement (the "Agreement"), dated as of February 2, 1996, that provides for registration of shares of Common Stock of the Company held by the Investors and shares of Common Stock underlying certain warrants held by the Investors.

    B. The Company has effected a 2-for-1 split (the "Stock Split") of all of the shares of Common Stock of the Company outstanding as of September 3, 1997.

    C. The parties desire to amend the Agreement to revise certain of the rights and obligations of the respective parties to the Agreement, and to make Allen & Company Incorporated a third-party beneficiary of certain of the provisions of the Agreement, upon the terms and conditions set forth in this Amendment.

    NOW, THEREFORE, in consideration of the Preliminary Statements and the mutual covenants contained in this Amendment, the parties hereby agree to amend the Agreement as follows:

    1. As a result of the Stock Split, the reference in Section 2.1.1 of the Agreement to "One Hundred Thousand (100,000) shares of Registrable Securities" shall be amended to read "Two Hundred Thousand (200,000) shares of Registrable Securities".

    2. Section 12 of the Agreement shall be deleted in its entirety and shall be replaced with the following new Section 12, which shall read as follows:

    12.  Standstill.

         12.1 IPO. In order to induce Allen & Company Incorporated (Allen or any other person who acts as the lead underwriter of an IPO, the "Underwriter") to enter into an underwriting agreement with the Company, to be entered into in connection with an IPO, each Investor agrees that for a period (the "Lock-up Period") of twenty-four (24) months from the effective date of the IPO, the Investor will not, without the Underwriter's prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any of the Registrable Securities held by such Investor, or any other securities of the Company or any security or instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options (each such transaction, a "Sale"). The foregoing restrictions shall not apply to any Sale of Common Stock commencing twelve (12) months after the IPO is completed in the event that the last sales prices for the Common Stock on its principal exchange has been at least two hundred percent (200%) of the initial public offering price for a period of twenty (20) consecutive trading days. In addition, each Investor hereby waives any registration rights to which the Investor would be entitled, under this Agreement or otherwise, during the Lock-up Period.

         12.2 Post-IPO. In addition to the obligations of the Investors under Section 12.1, each Investor and the Company agrees not to make a Sale of any Registrable Securities or any other securities of the Company or any security or instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options for a period commencing 7 days prior to and ending 120 days following the effective date of any registration statement pertaining to any Demand Registration, Piggyback Registration or any other registration by the Company, except with respect to any shares of Registrable Securities and other equity securities of the Company included in such registration. Each Investor, if requested by the Company and an underwriter of Common Stock or other equity securities of the Company, if any, shall enter into an agreement pursuant to which they shall agree not to sell or otherwise transfer or dispose of any Registrable Securities or other equity securities of the Company held by such Investor for a specified period of time (not to exceed 120 days) following the effective date of a registration statement pertaining to the Common Stock or other equity securities of the Company. Such agreement shall be in writing in a form satisfactory to the Company and any such underwriter. The Company may impose transfer instructions with respect to the Registrable Shares or other equity securities subject to the foregoing restriction until the end of the standstill period.

    3. Section 13.2.1 of the Agreement shall be deleted in its entirety and shall be replaced with the following new Section 13.2.1, which shall read as follows:

              13.2.1 Except as provided in Section 13.7.2, with the written consent of the Holders of a Majority of the Registrable Securities, the obligations of the Company to the Investors and the rights of the Investors under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), and with the same consent the Company may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of any supplemental agreement or modifying in any manner the rights and obligations hereunder or thereunder of the Investors and the Company; provided, however, that no such waiver or supplemental agreement shall reduce the aforesaid proportion of Registrable Securities, the Holders of which are required to consent to any waiver or supplemental agreement, without the consent of all of the Holders; and provided, further, that, without the consent of any of the Holders, the Company may, from time to time, amend this Agreement in any manner that, viewed in its entirety, is ameliorative of, or provides all of the Holders with rights that are superior to or of greater benefit to such Holders than, the rights that such Holders hold prior to the date of any such amendment. Upon the effectuation of each such waiver, consent or agreement of amendment or modification, the Company agrees to give prompt written notice thereof to the Holders who have not previously consented thereto in writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally or by course of dealing, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 13.2. Specifically, but without limiting the generality of the foregoing, the failure of any Investor at any time or times to require performance of any provision hereof by the Company shall in no manner affect the right of any such Investor at a later time to enforce the same. No waiver by any party of the breach of any term or provision contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.

    4.   Section 13.7 shall be re-numbered Section 13.7.1, and new Section
13.7.2 shall be added as follows:

              13.7.2 The Underwriter shall be a third party beneficiary of Section 12.1 of this Agreement, and such Section shall not be modified, altered or otherwise amended without the prior written consent of the Underwriter.

    5. Notwithstanding any other provision of this Amendment, the terms of this Amendment shall take effect only if the effective date of the registration statement filed with the U.S. Securities and Exchange Commission in connection with an initial public offering of the Company's Common Stock for which Allen & Company Incorporated acts as the lead underwriter is, or is prior to, October 20, 1998.

    IN WITNESS WHEREOF, each of the parties hereto has executed, or has caused to be executed by its duly authorized representative, this Amendment as of the date first written above.

                                  THE COMPANY:

                                  PRINCETON VIDEO IMAGE, INC.


                                  By: /s/ Brown F Williams
                                     ---------------------------------
                                  Name: Brown F Williams
                                       -------------------------------
                                  Title: Chairman
                                       -------------------------------


                                  THE INVESTORS:


                                  ------------------------------------
                                       (Insert name of entity, if any;
                                       for individuals, leave blank)


                                  By:
                                     ---------------------------------
                                       (Signature)

                                  Name:
                                       -------------------------------
                                       (Print)

                                  Title:
                                        ------------------------------
                                        (Only for Investors that
                                        are entities)

                                   AMENDMENT NO. 2
                                          TO
                             SECOND AMENDED AND RESTATED
                            REGISTRATION RIGHTS AGREEMENT

    THIS AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Amendment") is made as of October 30, 1997, by and among Princeton Video Image, Inc. (the "Company"), a corporation organized and existing under the laws of the State of New Jersey, and each of the persons named in Schedule A to this Amendment, as amended from time to time (collectively, the "Investors").

                                PRELIMINARY STATEMENTS

    A. The Company and the Investors are parties to that certain Second Amended and Restated Registration Rights Agreement (the "Agreement"), dated as of February 2, 1996, as amended, that provides for registration of shares of Common Stock of the Company held by the Investors and shares of Common Stock underlying certain warrants held by the Investors.

    B. Allen & Company Incorporated ("Allen"), which has agreed to serve as the managing underwriter of the IPO and is a third-party beneficiary of certain of the provisions of the Agreement, has agreed to reduce the standstill period imposed by the Agreement with respect to Registrable Securities following the IPO from 24 months to 12 months.

    C. Pursuant to Section 13.2.1 of the Agreement the Company may, without the consent of any of the Investors, amend the Agreement in any manner that, viewed in its entirety, is ameliorative of, or provides all of the Investors with rights that are superior to or of greater benefit to such Investors than, the rights of such Investors prior to the date of such amendment.

    D. Pursuant to Section 13.7.2 of the Agreement, Section 12.1 of the Agreement may not be amended without the prior written consent of Allen.

    NOW, THEREFORE, in consideration of the Preliminary Statements and the mutual covenants contained in this Amendment, the parties hereby agree to amend the Agreement as follows:

    1. Pursuant to the authority granted to the Company under Section 13.2.1 of the Agreement to amend the Agreement without the consent of the Investors,
Section 12.1 of the Agreement shall be deleted in its entirety and shall be replaced with the following new Section 12.1, which shall read as follows:

         12.1 IPO. In order to induce Allen & Company Incorporated (Allen or any other person who acts as the lead underwriter of an IPO, the "Underwriter") to enter into an underwriting agreement with the Company, to be entered into in connection with an IPO, each Investor agrees that for a period (the "Lock-up Period") of twelve (12) months from the effective date of the IPO, the Investor will not, without the Underwriter's prior written consent, offer, pledge, sell, contract to sell, grant any option for the sale of or otherwise dispose of, directly or indirectly, any of the Registrable Securities held by such Investor, or any other securities of the Company or any security or instrument which by its terms is convertible into, exercisable for, or exchangeable for shares of Common Stock or other securities of the Company, including, without limitation, any shares of Common Stock issuable under any employee stock options (each such transaction, a "Sale").

    2. Notwithstanding any other provision of this Amendment, the terms of this Amendment shall take effect only if the effective date of the registration statement filed with the U.S. Securities and Exchange Commission in connection with an initial public offering of the Company's Common Stock for which Allen & Company Incorporated acts as the lead underwriter is, or is prior to, October 20, 1998.

    3. All capitalized terms not otherwise defined in this Amendment shall have the meaning assigned thereto in the Agreement.

    IN WITNESS WHEREOF, each of the parties hereto has caused to be executed by its duly authorized representative this Amendment as of the date first written above.

                                  THE COMPANY:

                                  PRINCETON VIDEO IMAGE, INC.


                                  By: /s/ Brown F Williams
                                     ---------------------------------
                                  Name: Brown F Williams
                                       -------------------------------
                                  Title: Chairman
                                        ------------------------------


                                  ALLEN & COMPANY INCORPORATED


                                  By: /s/ Enrique Senior
                                     ---------------------------------
                                  Name: Enrique Senior
                                       -------------------------------
                                  Title: Managing Director
                                        ------------------------------


                                       -2-